UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2020

Talend S.A.
(Exact name of registrant as specified in its charter)

France	001-37825	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9, rue Pages
Suresnes,	France	92150
(Address of principal executive offices)		(Zip Code)

+33 (0) 1 46 25 06 00
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of exchange on which registered
American Depositary Shares, each representing one ordinary share, nominal value €0.08 per share	TLND	The NASDAQ Stock Market LLC
Ordinary shares, nominal value €0.08 per share*		The NASDAQ Stock Market LLC*
*  Not for trading, but only in connection with the listing of the American Depositary Shares on the NASDAQ Stock Market LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 30, 2020, the shareholders of Talend S.A. (the “Company”) amended and restated the Company’s bylaws (statuts), effective immediately.
Article 15 of the bylaws has been amended to comply with new legal provisions of the French Commercial Code to provide to the board of directors the faculty to take certain decisions by written consultation. Article 17 of the bylaws has been amended to remove the reference to director attendance fees (jetons de présence) to comply with changes to the provisions of Article L. 225-45 of the French Commercial Code, which was amended by article 185 of the law nº2019-486 of 22 May 2019. Article 20 of the bylaws has been amended to comply with the new legal provisions of the French Commercial Code relating to the methods of determination of the required vote for the adoption of resolutions by general meetings of shareholders.
The foregoing description is qualified in its entirety by reference to the full text of the bylaws, the English translation of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Combined General Meeting of shareholders (the “Annual Meeting”) on June 30, 2020. The matters voted upon by the Company's shareholders at the Annual Meeting and the voting results for each proposal are set forth below.

Proposal 1: To ratify the provisional appointment of Ms. Elizabeth Fetter as a director

For	Against	Abstain	Broker Non-Votes
20,735,644	44,824	2,655	2,057,173
The shareholders ratified the provisional appointment of Ms. Fetter as a director and she will serve as a director until the 2022 Annual General Meeting of shareholders and until her successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 2: To ratify the provisional appointment of Ms. Christal Bemont as a director

For	Against	Abstain	Broker Non-Votes
20,735,142	45,026	2,955	2,057,173
The shareholders ratified the provisional appointment of Ms. Bemont as a director and she will serve as a director until the 2021 Annual General Meeting of shareholders and until her successor is duly elected and qualified, subject to earlier death, resignation or removal.
Proposal 3: To approve, on an advisory basis, the compensation of the Company's named executive officers

For	Against	Abstain	Broker Non-Votes
20,621,418	154,045	7,660	2,057,173
The shareholders approved, on an advisory basis, the compensation of the Company's named executive officers.
Proposal 4: To approve the statutory financial statements for the year ended December 31, 2019

For	Against	Abstain	Broker Non-Votes
20,765,039	13,987	4,097	2,057,173
The shareholders approved the Company's statutory financial statements for the year ended December 31, 2019.
Proposal 5: To allocate earnings for the year ended December 31, 2019

For	Against	Abstain	Broker Non-Votes
20,759,567	18,755	4,801	2,057,173
The shareholders approved the allocation of earnings for the year ended December 31, 2019.

Proposal 6: To approve the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS

For	Against	Abstain	Broker Non-Votes
20,763,003	15,514	4,606	2,057,173
The shareholders approved the consolidated financial statements for the year ended December 31, 2019 prepared in accordance with IFRS.
Proposal 7: To approve an indemnification agreement entered into with Ms. Elizabeth Fetter (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
15,575,052	5,200,000	8,071	2,057,173
The shareholders approved the indemnification agreement entered into with Ms. Fetter.
Proposal 8: To approve an indemnification agreement entered into with Ms. Christal Bemont (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
15,573,903	5,201,196	8,024	2,057,173
The shareholders approved the indemnification agreement entered into with Ms. Bemont.
Proposal 9: To approve a separation agreement and release entered into with Mr. Michael Tuchen (agreement referred to in Articles L. 225-38 et seq. of the French Commercial Code)

For	Against	Abstain	Broker Non-Votes
20,745,792	26,269	11,062	2,057,173
The shareholders approved the separation agreement and release entered into with Mr. Tuchen.
Proposal 10: To set the amount of directors' compensation allocated to the board of directors

For	Against	Abstain	Broker Non-Votes
18,169,508	2,589,212	24,403	2,057,173
The shareholders approved the amount of directors' compensation allocated to the board of directors.
Proposal 11: To ratify the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes

For	Against	Abstain	Broker Non-Votes
22,778,848	51,916	9,532	-
The shareholders ratified the selection of KPMG LLP as the independent registered public accountant for the Company for the fiscal year ending December 31, 2020 with respect to the Company's financial statements prepared in accordance with generally accepted accounting principles in the United States for SEC reporting purposes.
Proposal 12: To ratify the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code

For	Against	Abstain	Broker Non-Votes
20,757,866	18,086	7,171	2,057,173
The shareholders ratified the transfer of the headquarters of the Company pursuant to Article L. 225-36 of the French Commercial Code.

Proposal 13: To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, with shareholders' preferential subscription right

For	Against	Abstain	Broker Non-Votes
18,624,206	2,147,812	11,105	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, with shareholders' preferential subscription right.
Proposal 14: To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1º of the French Monetary and Financial Code

For	Against	Abstain	Broker Non-Votes
17,602,893	3,169,145	11,085	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of a public offering excluding offerings referred to in Article L. 411-2 1º of the French Monetary and Financial Code.
Proposal 15: To delegate authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of an offering referred to in Article L. 411-2 1º of the French Monetary and Financial Code

For	Against	Abstain	Broker Non-Votes
17,592,202	3,179,486	11,435	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by issuing ordinary shares, or any securities giving access to the Company's share capital, without shareholders' preferential subscription right, by way of an offering referred to in Article L. 411-2 1º of the French Monetary and Financial Code.
Proposal 16: To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics

For	Against	Abstain	Broker Non-Votes
20,738,562	33,226	11,335	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' preferential subscription right, for the benefit of a first category of persons meeting certain characteristics.
Proposal 17: To delegate authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' subscription right, for the benefit of a second category of persons meeting certain characteristics

For	Against	Abstain	Broker Non-Votes
20,733,750	36,326	13,047	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by issuing ordinary shares of the Company, without shareholders' subscription right, for the benefit of a second category of persons meeting certain characteristics.

Proposal 18: To delegate authority to the board of directors to increase the number of securities to be issued as a result of share capital increases pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders' preferential subscription right

For	Against	Abstain	Broker Non-Votes
17,586,221	3,183,828	13,074	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the number of securities to be issued as a result of share capital increases pursuant to the delegations in Proposal Nos. 13 to 15 above, with or without shareholders' preferential subscription right.
Proposal 19: To approve the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 13 to 18 above

For	Against	Abstain	Broker Non-Votes
20,738,370	34,724	10,029	2,057,173
The shareholders approved the overall limits on the amount of ordinary shares to be issued pursuant to the delegations in Proposal Nos. 13 to 18 above.
Proposal 20: To delegate authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized

For	Against	Abstain	Broker Non-Votes
20,733,718	35,580	13,825	2,057,173
The shareholders approved the delegation of authority to the board of directors to increase the share capital by capitalization of premiums, reserves, profits or other sums allowed to be capitalized.
Proposal 21: To delegate authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code

For	Against	Abstain	Broker Non-Votes
20,077,258	692,150	13,715	2,057,173
The shareholders approved the delegation of authority to the board of directors to grant existing and/or newly issued free shares of the Company to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-197-1 et seq. of the French Commercial Code.
Proposal 22: To delegate authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics

For	Against	Abstain	Broker Non-Votes
17,557,444	3,212,310	13,369	2,057,173
The shareholders approved the delegation of authority to the board of directors to issue share warrants (bons de souscription d'actions), without shareholders' preferential subscription right, for the benefit of a category of persons meeting certain characteristics.

Proposal 23: To delegate authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code

For	Against	Abstain	Broker Non-Votes
20,078,374	691,160	13,589	2,057,173
The shareholders approved the delegation of authority to the board of directors to grant options to subscribe for new ordinary shares or options to purchase ordinary shares of the Company, pursuant to the provisions of Articles L. 225-177 et seq. of the French Commercial Code to all or certain employees and/or all or certain corporate officers of the Company or companies in the group, in accordance with the provisions of Articles L. 225-180 et seq. of the French Commercial Code.
Proposal 24: To limit the amount of issues under Proposal Nos. 21, 22 and 23

For	Against	Abstain	Broker Non-Votes
20,666,547	105,343	11,233	2,057,173

The shareholders approved the overall limit on the amount of issues under Proposal Nos. 21, 22 and 23.

Proposal 25: To delegate authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'enterprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code

For	Against	Abstain	Broker Non-Votes
20,281,268	489,626	12,229	2,057,173

The shareholders approved the delegation of authority to the board of directors to increase the share capital by way of the issue of shares of the Company to participants in a company savings plan (plan d'épargne d'enterprise) established in accordance with Articles L. 3332-1 et seq. of the French Labor Code.

Proposal 26: To amend the bylaws in accordance with certain provisions of law nº2019-744 of 19 July 2019 and law nº2019-486 of 22 May 2019

For	Against	Abstain	Broker Non-Votes
20,742,848	30,339	9,936	2,057,173
The shareholders approved the amendments to the bylaws in accordance with certain provisions of law nº2019-744 of 19 July 2019 and law nº2019-486 of 22 May 2019.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws (statuts) of Talend S.A. (English Translation)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talend S.A.

By:	/s/ Aaron Ross
Aaron Ross
General Counsel

Date: July 6, 2020